INDEPENDENT AUDITORS’ REPORT

To the Partners
ARA Associates— Shangri-La, Ltd.
New Jersey Limited Partnership)

        We have audited the accompanying balance sheet of ARA Associates — Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates — Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2002, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Reznick Fedder & Silverman
Bethesda, Maryland	Taxpayer Identification Number:
January 18, 2003	52-1088612

INDEPENDENT AUDITORS’ REPORT

To the Partners
ARA Associates— Shangri-La, Ltd.
New Jersey Limited Partnership)

        We have audited the accompanying balance sheet of ARA Associates — Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2001, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARA Associates — Shangri-La, Ltd. (A New Jersey Limited Partnership) as of December 31, 2001, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Reznick Fedder & Silverman
Bethesda, Maryland	Taxpayer Identification Number:
January 26, 2002	52-1088612

INDEPENDENT AUDITORS’ REPORT

To the Partners January	January 25, 2003
Capitol Senior Limited Dividend Housing Association
Lansing, Michigan

        We have audited the accompanying balance sheets of Capitol Senior Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2002, 2001 and 2000, and the related statements of profit and loss, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Senior Limited Dividend Housing Association as of December 31, 2002, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

/s/ Maner, Costerisan & Ellis, P.C.

RONALD RIENKS, CPA
1610 Executive Court
Sacramento, CA 95815
916.484.0456

INDEPENDENT AUDITOR’S REPORT

To the Partners of	Property Management Section
The Chestnut Associates	California Housing Finance Agency
Sacramento, California	Sacramento, California

I have audited the accompanying balance sheet of The Chestnut Associates, a limited partnership, CHFA Project #79-88-N, as of December 31, 2002, 2001 and 2000 and the related statements of operations, cash flows and the statement of changes in partners’ capital for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the 2002, 2001 and 2000 financial statements referred to above present fairly, in all material respects, the financial position of The Chestnut Associates as of December 31, 2002, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, I have also issued a report dated February 5, 2003 on my consideration of The Chestnut Associates internal control structure and reports dated February 5, 2003 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

My audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purposes of additional analysis and is not a required part of the financial statements of The Chestnut Associates, CHFA Project #79-88-N. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Ronald Rienks
Certified Public Accountant
Sacramento, California
February 5, 2003

THE KAPLAN PARTNERS LLP
Certified Public Accountants
180 North LaSalle Street Suite 2505
Chicago, Illinois 60601
312-641-2555

INDEPENDENT AUDITOR’S REPORT

TO THE PARTNERS OF
COURT PLACE ASSOCIATES
ARLINGTON HEIGHTS, ILLINOIS

        We have audited the accompanying Balance Sheets of COURT PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2002 and 2001, and the related Statements of Operations, Partners’ Accumulated (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in the Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments.” Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COURT PLACE ASSOCIATES as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ accumulated (deficit) and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

        Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown as pages 21 to 30) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

        In accordance with Government Auditing Standards, the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments” and the Consolidated Audit Guide for Audits for HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 22, 2003, on our consideration of COURT PLACE ASSOCIATES internal control and on our tests of compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The Kaplan Partners LLP

January 22, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2002, and the related statements of profit and loss, partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2003 on our consideration of Frederick Heights Limited Partnership’s internal controls and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2003
Lead Auditor: Robert A. Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Frederick Heights Limited Partnership

We have audited the accompanying balance sheet of Frederick Heights Limited Partnership as of December 31, 2001, and the related statements of profit and loss, partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frederick Heights Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with auditing standards generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 15, 2002
Lead Auditor: Robert A. Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland 20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No. 61-003-840880868 as of December 31, 2002, and the related statements of Operations, Changes in Partners’ Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2002, and the results of its operations, changes in partners’ deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2003 on our consideration of Lihue Associates’ internal control structure and a report dated January 25, 2003, on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff and Kozak, P.C.
Vienna, Virginia

January 25, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland 20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No. 61-003-840880868 as of December 31, 2001, and the related statements of Operations, Changes in Partners’ Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2001, and the results of its operations, changes in partners’ deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002 on our consideration of Lihue Associates’ internal control structure and a report dated January 22, 2002, on its compliance with laws and regulations.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia

January 22, 2002

THE KAPLAN PARTNERS LLP
Certified Public Accountants
180 North LaSalle Street Suite 2505
Chicago, Illinois 60601
312-641-2555

INDEPENDENT AUDITOR’S REPORT

TO THE PARTNERS OF
LINDEN PLACE ASSOCIATES
ARLINGTON HEIGHTS, ILLINOIS

        We have audited the accompanying Balance Sheets of LINDEN PLACE ASSOCIATES (An Illinois Limited Partnership) (IHDA Project No. ML-154) as of December 31, 2002 and 2001, and the related Statements of Operations, Partners’ Accumulated (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in the Government Auditing Standards issued by the Comptroller General of the United States and the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments.” Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LINDEN PLACE ASSOCIATES as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ accumulated (deficit) and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

        Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown as pages 22 to 31) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

        In accordance with Government Auditing Standards, the Illinois Housing Development Authority’s “Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments” and the Consolidated Audit Guide for Audits for HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 26, 2003, on our consideration of LINDEN PLACE ASSOCIATES internal control and on our tests of compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The Kaplan Partners LLP

January 26, 2003

Joseph W. Bowley & Company, L.L.P.
CERTIFIED PUBLIC ACCOUNTANTS
* Joseph W. Bowley, CPA	27 W. Church Street
* Theresa G. Fronckowiak, CPA	Blackwood, New Jersey 08012
(856)228-8006
* Licensed in New Jersey and Pennsylvania	Fax: (856)228-3629
E-mail: jwbowleyco@aol.com

Independent Auditors” Report

To the Partners
New Sharon Woods Associates
510 Park Avenue
Cherry Hill, New Jersey

We have audited the accompanying balance sheets of New Sharon Woods Associates ( a limited partnership), HUD Project No. 035-35086, as of December 31, 2002 and 2001 and the related statements of income, changes in partners” capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership”s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, financial statements referred to above present fairly, in all material respects, the financial position of New Sharon Woods Associates ( a limited partnership) HUD Project No. 035-35086 as of December 31, 2002 and 2001, the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

Members of New Jersey Society of Certified Public Accountants

Independent Auditor”s Report
New Sharon Woods Associates

In accordance with Government Auditing Standards, we have also issued reports dated February 21, 2003, on our consideration of New Sharon Woods Associates”s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 18 to 26 is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Joseph W. Bowley & Company, L.L.P.

JOSEPH W. BOWLEY & COMPANY, L.L.P.CERTIFIED
PUBLIC ACCOUNTANTS

February 21, 2003
Blackwood, New Jersey

Altschuler, Melvoin& Glasser LLP
 1 South Whacker Drive, Suite 800
Chicago, IL 60606-3392
312.384.6000
www.amgnet.com

Independent Auditors’ Report on the Financial
Statements and SupplementaryInformation

Partners of
Park Glen Associates

We have audited the accompanying balance sheets of Park Glen Associates (an Illinois limited partnership), Illinois Housing Development Authority, IHDA Project No. ML-157, as of December 31, 2002 and 2001, and the related statements of earnings, partners’ capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Park Glen Associates, IHDA Project No. ML-157, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 28, 2003 on our consideration of Park Glen Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic 2002 financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois
January 28, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners
Sencit Baltic Associates

        We have audited the accompanying statements of assets, liabilities and partners’ equity (deficit) of Sencit Baltic Associates as of December 19, 2002 and December 31, 2001, and the related statements of operations, partners’ equity (deficit) and cash flows for the period January 1, 2002 through December 19, 2002 and the year ended December 31, 2001. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing and Mortgage Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners’ equity (deficit) of Sencit Baltic Associates as of December 19, 2002 and December 31, 2001, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the years then ended, on the basis of accounting described in Note 1.

Sencit Baltic Associates
Page Two

        As discussed in Note 7 to the financial statements, on May 29, 2002, the Partnership sold the land, real and personal property and other assets of the Partnership. These assets represent virtually 100% of the Partnership’s revenue producing assets. The Partnership has plans to distribute proceeds from the sale and terminate the Partnership.

        Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

        In accordance with Government Auditing Standards, we have also issued a report dated January 17, 2003, on our consideration of Sencit Baltic Associates’ internal control and a report dated January 17, 2003, on its compliance with laws and regulations.

        This report is intended solely for the information and use of the audit committee, management, and the New Jersey Housing and Mortgage Finance Agency and is not intended to be and should not be used by anyone other than these specified parties.

January 17, 2003	Dauby O'Connor and Zaleski, LLC
Carmel, Indiana	Certified Public Accountants

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Sundance Apartments Associates
Bakersfield, California

We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2002 and the related statements of profit and loss, changes in partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2002, and the results of its operations, changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2003 on our consideration of Sundance Apartments Associates’ internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 29, 2003

Lead Auditor: Robert A. Kozak	EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

INDEPENDENT AUDITORS’ REPORT

To the Partners
Sundance Apartments Associates
Bakersfield, California

We have audited the accompanying balance sheet of Sundance Apartments Associates (a California Limited Partnership), F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2001 and the related statements of profit and loss, changes in partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sundance Apartments Associates F.H.A. Project No.: 122-35494-PM-L8 as of December 31, 2001, and the results of its operations, changes in partners’ deficit and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 16 through 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 2002 on our consideration of Sundance Apartments Associates’ internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 23, 2002

Lead Auditor: Robert A. Kozak	EIN: 54-1639552

DIEFENBACH • DELIO • KEARNEY & DEDIONISIO
CERTIFIED PUBLIC ACCOUNTANTS

Independent Auditors’ Report

To the Partners of
Tandem Associates
(A Limited Partnership)

We have audited the accompanying balance sheets of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2002 and 2001, and the related statements of income, equity from operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tandem Associates (a limited partnership), Project Number PHFA R-773-8F as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Tandem Associates. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2003, on our consideration of Tandem Associates’ (a limited partnership) internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DIEFENBACH DELIO KEARNEY & DeDIONISIO

Erie, Pennsylvania
January 24, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners	February 5, 2003
Traverse City Elderly Limited Partnership

        We have audited the accompanying balance sheets of Traverse City Elderly Limited Partnership (a Michigan Limited Partnership), as of December 31, 2002, 2001 and 2000, and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Traverse City Elderly Limited Partnership as of December 31, 2002, 2001 and 2000 and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended, in conformity with auditing standards generally accepted in the United States of America.

        In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003 on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of our audit.

        Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

/s/ Maner, Costerisan & Ellis, P.C.

Carney, Roy and Gerrol, P.C.	Roger D. Carney, CPA
___________________________________________	Thomas D. Roy, CPA
Gregory M. Gerrol, CPA
Certified Public Accountants	Susan S. Andrews, CPA
35 Cold Spring Road, Suite 412 Rocky Hill, CT 06067	Joseph T. Rodgers, CPA
Tel (860)721-5786 - Fax (860)7215792 - E-Mail cpas@CrandG.com

The Partners
Village West Limited Partnership
CHFA #80-029M

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying balance sheets of Village West Limited Partnership, as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ deficit and cash flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village West Limited partnership at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards we have also issued reports dated February 11, 2003, on our consideration of Village West Limited Partnership internal controls and on our test of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in Schedules 1 through 4 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, the supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Carney, Roy and Gerrol, P.C.

Rocky Hill, Connecticut
February 11, 2003

MOORE STEPHENS APPLE
1540 West Market Street
Suite 201
Akron, OH 44313
330-867-7350
www.msapple.com

Independent Auditors’ Report

To The Partners	HUD Field Office Director
Warner Housing Partnership	Cleveland, Ohio

We have audited the accompanying balance sheets of HUD Project No. 042-35324-PM-L8 of Warner Housing Partnership (a limited partnership) as of December 31, 2002 and 2001, and the related statements of profit and loss, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project No. 042-35324-PM-L8 of Warner Housing Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 28, 2003 on our consideration of Warner Housing Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated January 28, 2003 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with these reports in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data included on pages 18 to 21 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of HUD Project No. 042-35324-PM-L8. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Moore Stephens Apple

Akron, Ohio
January 28, 2003